UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2012

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 VONAGE HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

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Delaware	001-32887	11-3547680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Main Street, Holmdel, NJ	07733
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (732) 528-2600

(Former Name or Former Address, if Changed Since Last Report)
____________________________
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b) On August 31, 2012, Peter Barris, a director of Vonage Holdings Corp. (the “Company”), notified the Company that he has decided to leave the Board of Directors after eight years of service, effective upon the appointment of Margaret Smyth to the Board of Directors. Mr. Barris' decision to resign did not result from any disagreement with the Company.
(d) On September 6, 2012, the Board of Directors of the Company elected Margaret (Peggy) Smyth to serve as a member of the Company’s Board of Directors. Ms. Smyth will participate in the Company’s standard director compensation arrangements applicable to directors who are not employees of the Company described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 27, 2012 and incorporated herein by reference. In accordance with the Company’s director compensation program, Ms. Smyth received an option to purchase 150,000 shares of the Company’s common stock at an exercise price of $2.25, the closing price of the Company’s common stock on September 6, 2012. The stock option vests over a period of four years, vesting as to 25% of the underlying shares on the first anniversary of the date of grant and as to the remaining underlying shares in equal quarterly installments thereafter. The stock options vest in full upon a change in control.
Ms. Smyth will serve as a Class I director of the Company and will be nominated for re-election at the 2013 annual meeting of stockholders. Ms. Smyth has been appointed to the Company's Audit Committee.
A copy of the press release announcing the election of Ms. Smyth is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
10.1    Non-Executive Director Compensation Program.*

99.1    Press Release issued by Vonage Holdings Corp. on September 7, 2012.

*Incorporated by reference to Vonage Holding Corp.’s Current Report on Form 8-K (File No. 001-32887) filed on February 15, 2011.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date: September 7, 2012	By:	/s/ Kurt M. Rogers
Kurt M. Rogers Chief Legal Officer

Item 9.01.    Financial Statements and Exhibits.
10.1    Non-Executive Director Compensation Program.*

99.1    Press Release issued by Vonage Holdings Corp. on September 7, 2012.

*Incorporated by reference to Vonage Holding Corp.’s Current Report on Form 8-K (File No. 001-32887) filed on February 15, 2011.

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